Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980
ANGEL OAK HIGH YIELD OPPORTUNITIES FUND
Class A | Class C | Institutional Class

ANGEL OAK TOTAL RETURN BOND FUND
Class A | Class C | Institutional Class

Each, a series of Angel Oak Funds Trust (the “Trust”)

Supplement dated December 8, 2023,
to the Summary Prospectuses, Prospectus and
Statement of Additional Information (“SAI”) each dated May 31, 2023, as supplemented to date

Conversion of Class A Shares of the Angel Oak High Yield Opportunities Fund into Institutional Class

Based on a recommendation of Angel Oak Capital Advisors, LLC. (the “Adviser”), on December 6, 2023, the Board of Trustees of the Trust (the “Board”) has approved converting the Class A shares of the Angel Oak High Yield Opportunities Fund (the “HY Fund”) into Institutional Class shares of the HY Fund and then closing the Class A shares of the HY Fund after the close of business on or around January 19, 2024.

Prior to the conversion, shareholders of Class A shares may redeem their investments as described in the HY Fund’s Prospectus. If shares are not redeemed prior to the conversion, each shareholder owning Class A shares of the HY Fund will own Institutional Class shares of the HY Fund equal to the aggregate value of the shareholder’s Class A shares. Because Class A shareholders will own Institutional Class shares following the conversion, those shareholders will no longer be subject to a Distribution and Service (Rule 12b-1) Fee.

The conversion is expected to be a tax-free event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Class C Shares Not Available

Class C shares for both the HY Fund and the Angel Oak Total Return Bond Fund (the “Total Return Bond Fund”), which have never launched, will no longer be available for purchase.

Reorganization into Exchange Traded Funds

Based on a recommendation from the Adviser, on December 6, 2023, the Board approved an Agreement and Plan of Reorganization whereby the HY Fund and the Total Return Bond Fund (together, the “Target Funds”) will be reorganized into exchange-traded funds (“ETFs”), known together as the “Acquiring ETFs” as shown in the table below:

Target Fund		Acquiring ETF
Angel Oak High Yield Opportunities Fund	à	Angel Oak High Yield Opportunities ETF
Angel Oak Total Return Bond Fund	à	Angel Oak Mortgage-Backed Securities ETF

Each Reorganization, which is expected to be tax-free to the shareholders of each Target Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of a Target Fund to the corresponding Acquiring ETF, in exchange for shares of the respective Target Fund. Shareholders of Institutional Class shares of each Target Fund will then receive shares of the corresponding Acquiring ETF equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Target Fund at the time of the Reorganization. Shares of an ETF are not issued in fractional shares and as a result, some shareholders who hold fractional shares of a Target Fund may have such fractional shares redeemed at net asset value immediately prior to the Reorganization resulting in a small cash payment, which will be taxable. Each Target Fund will then be dissolved. These events are currently expected to occur on or about February 16, 2024.

There are some differences between a traditional mutual fund and an ETF. After the Reorganizations, individual shares of the Acquiring ETFs may only be purchased and sold on a stock exchange. Should you decide to purchase or sell shares in the Acquiring ETFs after the Reorganizations, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because shares of the Acquiring ETFs will trade at market prices rather than at NAV, the Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms. In the next few weeks, the Target Funds will circulate an information statement/prospectus which will contain pertinent details regarding the upcoming Reorganization, including the Board’s reasons for approving the Reorganization.

Importantly, in order to receive shares of an Acquiring ETF as part of a Reorganization, Target Fund shareholders must hold their shares of a Target Fund through a brokerage account that can accept shares of an ETF (the corresponding Acquiring ETF). If Target Fund shareholders do not hold their shares of a Target Fund through that type of brokerage account, they will not receive shares of an Acquiring ETF as part of a Reorganization. For Target Fund shareholders that do not currently hold their shares of a Target Fund through a brokerage account that can hold shares of the respective Acquiring ETF, please see the Q&A that follows for additional actions that such Target Fund shareholders must take to receive shares of an Acquiring ETF as part of a Reorganization. No further action is required for Target Fund shareholders that hold shares of a Target Fund through a brokerage account that can hold shares of an Acquiring ETF.

For the HY Fund, shareholder approval is not required to effect the Reorganization. For the Total Return Bond Fund, shareholder approval is required to effect the Reorganization. The Total Return Fund’s sole shareholder has indicated that it intends to approve the Reorganization by written consent.

Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980
IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT
QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganizations in order to receive shares of an Acquiring ETF.

Q.    What types of shareholder accounts can receive shares of an Acquiring ETF as part of a Reorganization?

A.    If you hold your shares of a Target Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of an Acquiring ETF in a Reorganization. No further action is required.

Q.    What types of shareholder accounts cannot receive shares of an Acquiring ETF as part of a Reorganization?

A.    The following account types cannot hold shares of ETFs:

•Non-Accommodating Brokerage Accounts. If you hold your shares of a Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring ETF as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

•Non-Accommodating Retirement Accounts. If you hold your shares of a Target Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the applicable Reorganization or, if applicable, your financial intermediary may transfer your investment in a Target Fund to a different investment option prior to the Reorganization.

•Fund Direct Accounts. If you hold your shares of a Target Fund in an account directly with the Target Fund at its transfer agent, U.S. Bancorp Fund Services, LLC (a “fund direct account”), you should transfer your shares of the Target Fund to a brokerage account that can accept shares of the corresponding Acquiring ETF prior to the Reorganization. For this purpose, a fund direct account includes a fund direct IRA. You have a fund direct account if you receive quarterly account statements directly from the Target Fund and not from a third-party broker-dealer. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring ETF as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Target Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

If you are unsure about the ability of your account to accept shares of an Acquiring ETF, please call (855) 751-4324 (toll free) or contact your financial advisor or other financial intermediary.

Q.    How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring ETF shares?

A.    Transferring your shares from a fund direct account to a brokerage account that can accept shares of an Acquiring ETF should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with a Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as an Acquiring ETF. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund. Your broker will require your account number with the Target Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Target Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q.    How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring ETF shares?

A.    The broker where you hold your Target Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.    Can I purchase, redeem or exchange my Target Fund shares before the Reorganization takes place? What if I do not want to own shares of an Acquiring ETF?

A.    Yes. You can purchase, redeem or exchange shares of a Target Fund as usual until the Reorganization occurs. You may redeem your Target Fund shares or exchange your Target Fund shares for shares of another Angel Oak mutual fund that is not participating in a Reorganizationat any time before the Reorganization takes place . Direct shareholders can redeem their shares by calling the customer service team at (855) 751-4324 (toll free). If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We don’t recommend additional purchase transactions for direct shareholders during this Reorganization process.

Prior to redeeming or exchanging your Target Fund shares, you should consider the tax consequences associated with either action. Redemption or exchange of your Target Fund shares will be a taxable event if you hold your shares in a taxable account. You may redeem or exchange your Target Fund shares at any time before Reorganization takes place, which is anticipated to occur on or about February 16, 2024 (the “Closing Date”). Any shares not redeemed before the Closing Date will be exchanged for shares of the corresponding Acquiring ETF.

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Please retain this Supplement with your Summary Prospectuses, Prospectus and SAI for reference.
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